UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2021

Kismet Acquisition One Corp
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39428	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Library Avenue, Suite 204
Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of one Warrant	KSMTU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	KSMT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	KSMTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2021, Kismet Acquisition One Corp (“Kismet”) held a special meeting of shareholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of January 31, 2021, as amended on July 17, 2021 and on August 11, 2021, by and among Kismet, Nexters Inc., a British Virgin Islands business company (“Pubco”), Kismet Sponsor Limited, a British Virgin Islands business company, solely in its capacity as Kismet’s representative, Nexters Global Ltd., a private limited liability company domiciled in Cyprus (the “Company”), Fantina Holdings Limited, a private limited liability company domiciled in Cyprus, solely in its capacity as the Company Shareholders Representative, and the shareholders of the Company party thereto. The Business Combination is described in the definitive proxy statement filed by Kismet with the U.S. Securities and Exchange Commission (the “SEC”) on July 30, 2021 (the “Proxy Statement”) and incorporated herein by reference.

Present at the Special Meeting were holders of 23,149,259 ordinary shares of no par value, of Kismet (“Ordinary Shares”), in person or by proxy, representing approximately 73% of the voting power of the Ordinary Shares as of July 23, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 31,750,000 Ordinary Shares issued and outstanding.

At the Special Meeting, Kismet’s shareholders voted on and approved the Business Combination Proposal, as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote of the holders of at least a majority of all Ordinary Shares issued and outstanding as of the Record Date entitled to vote thereon at the Special Meeting.

The voting results of the Ordinary Shares for the Business Combination Proposal were as follows:

For	Against	Abstain
22,639,648	509,591	20

Item 7.01. Regulation FD Disclosure.

Kismet expects the Business Combination to close on or about August 26, 2021 and Pubco’s ordinary shares and warrants to commence trading on the Nasdaq Global Market under the ticker symbols “GDEV” and “GDEVW,” respectively, on or about August 27, 2021.

Item 8.01. Other Events.

On August 19, 2021, Kismet issued a press release announcing the results of the Special Meeting. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release, dated August 19, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of completion of the proposed Business Combination and the anticipated timing of commencement of trading of Pubco’s ordinary shares and warrants on the Nasdaq Global Market. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the transactions may not be completed by Kismet’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Kismet, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the Business Combination, (vi) the outcome of any legal proceedings that may be instituted against Pubco, the Company and Kismet related to the Business Combination Agreement or the transactions, (vii) the ability to maintain the listing of Kismet securities on the Nasdaq Global Market and (viii) the risk that Pubco’s securities will not be approved for listing on the Nasdaq Global Market. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Kismet’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed by Kismet from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco, the Company and Kismet assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Pubco, the Company nor Kismet gives any assurance that either Pubco, the Company or Kismet will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition ONE corp

	By:	/s/ Ivan Tavrin
		Name:	Ivan Tavrin
		Title:	Chairman and Chief Executive Officer

Date: August 19, 2021

3